July 2, 2015

Supplement

SUPPLEMENT DATED JULY 2, 2015 TO THE PROSPECTUSES OF

Morgan Stanley European Equity Fund Inc., dated February 27, 2015
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 27, 2015
Morgan Stanley Mortgage Securities Trust, dated February 27, 2015
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2015
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2015
(each, a "Fund")

The following is added as the penultimate paragraph to the section of each Fund's Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares:"

Conversion Feature. Class A shares held in certain fee-based advisory program ("Advisory Program") accounts may be converted to Class I shares if such Advisory Program had previously offered only Class A shares and now offers only Class I shares. In addition, a shareholder holding Class A shares through a brokerage account may also convert its Class A shares to Class I shares if such shareholder transfers its Class A shares to an account within an Advisory Program that offers only Class I shares. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUGSPT-0715